BLACKROCK FUNDS III

BlackRock Cash Funds: Institutional

(the “Fund”)

Supplement dated March 3, 2025 to the SL Agency Shares Statement of Additional Information of the Fund dated April 29, 2024, as supplemented to date

Effective immediately, the Fund’s Statement of Additional Information is amended as follows:

The section of the Statement of Additional Information entitled “Investments and Risks—Repurchase Agreements” is hereby amended to delete the second paragraph thereof in its entirety and replace it with the following:

The collateral for a repurchase agreement may include (i) cash items; (ii) obligations issued by the U.S. Government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are rated in the highest category generally by at least two nationally recognized statistical rating organizations (“NRSRO”), or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include for example obligations rated in any category by NRSROs, including collateral that may be below investment grade. Collateral for a repurchase agreement may also include securities, and with respect to BlackRock Cash Funds: Institutional, equity securities and other fixed income securities, that a Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, in the case of a repurchase agreement entered into by a money market fund, the repurchase obligation of a seller must involve minimal credit risk to a Fund, and otherwise satisfy credit quality standards set forth in the Fund’s Rule 2a-7 procedures.

Shareholders should retain this Supplement for future reference.

SAI-CF-SLA-0325SUP